EXHIBIT 31.2

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGE
ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Raymond Chang, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Agrify Corporation for the year ended December 31, 2023; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2024	By:	/s/ Raymond Chang
	Name:	Raymond Chang
	Title:	Chairman and Chief Executive Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)